fUNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):     March 25, 2011

China CGame, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33709	51-05021250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Research Building, No.801 Wuzhong Road, Changzhou Science and Education Industrial Park Wujin District, Changzhou, Jiangsu, People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	0086-519-86339908

China Architectural Engineering, Inc.

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2011, China Architectural Engineering, Inc., a Delaware corporation (the “Company”), effected a corporate name change.   The corporate name of the Company was changed from China Architectural Engineering, Inc. to China CGame, Inc.   The Board of Directors approved the change of the corporate name to better reflect the operations of the Company’s focus on providing MMORPG (Massively Multiplayer Online Role Playing Games) in China.

Pursuant to Section 253 of the Delaware General Corporation Law (the “DGCL”), the name change was effected by the merger of China CGame, Inc., a wholly-owned subsidiary of the Company, with and into the Company (the “Merger”), with the Company being the surviving corporation. The Certificate of Ownership and Merger was filed with the Secretary of State of the State of Delaware on March 25, 2011.

Pursuant to Section 253 of the DGCL, such merger had the effect of amending the Company’s Certificate of Incorporation to reflect the new legal name of the Company. There were no other changes to the Company’s Certificate of Incorporation. A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

This merger and name change did not require stockholder approval and outstanding stock certificates of the Company are not affected by the change in name and need not be exchanged as they continue to be valid.

The Company changed its stock ticker symbol on the NASDAQ Global Market from “CAEI” to “CCGM,” effective March 28, 2011.

CUSIP number has been changed to 16946P 107.

ITEM 7.01     Regulation FD Disclosure.

On March 30, 2011, the Company issued a press release announcing the name change.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

9.01 (d) Exhibits

Exhibit Number	Description
3.1	Certificate of Ownership and Merger, dated and as filed with the Secretary of State of Delaware on March 25, 2011.
99.1	Press Release dated March 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2011	China CGame, Inc.

	By:	/s/ Zhixin (Steven) Xing
	Name:	Zhixin (Steven) Xing
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Ownership and Merger, dated and as filed with the Secretary of State of Delaware on March 25, 2011.
99.1	Press Release dated March 30, 2011